Offerings - Offering: 1	Sep. 03, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.741% Fixed Rate/Floating Rate Subordinated Unsecured Notes due 2036
Amount Registered | shares	1,500,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,500,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 229,650.00
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering of $1,500,000,000 aggregate principal amount of 5.741% Fixed Rate/Floating Rate Subordinated Unsecured Notes due 2036.